UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2013 (November 29, 2013)

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 29, 2013, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), entered into a Fifth Master Management Agreement and Property Management Agreement Amendment Agreement (the “Amendment”) with Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC (each a “Manager”), which amended all of the Company’s master management agreements with the Managers, dated July 1, 2012, as amended (the “Master Management Agreements”), and individual property management agreements between the Company’s subsidiaries and the Managers, as amended (the “Individual Management Agreements”), which taken together govern the management of all of the Company’s properties.

Each Manager’s sole member is Inland American Holdco Management LLC, which has three members, all corporations that are controlled by the principals of The Inland Group, Inc. but which are owned by a number of individuals. Neither The Inland Group, Inc. nor any of its subsidiaries own any shares of stock in these corporations.

The Inland Group, Inc. is the ultimate parent of the Company’s sponsor, Inland Real Estate Investment Corporation, and the Company’s business manager, Inland American Business Manager & Advisor, Inc.

The Amendment changes the date by which a notice of termination must be delivered in order to prevent the automatic renewal of the Master Management Agreements and Individual Management Agreements. The new termination notice deadline for each agreement is December 31, 2013. Prior to executing the Amendment, the termination notice deadline for each agreement was November 30, 2013.

The Amendment also changes the termination date for each of the Master Management Agreements and Individual Management Agreements from March 31, 2014 to the earlier of 120 calendar days following the delivery of a termination notice or April 30, 2014.

In all other respects, the terms and conditions of the Master Management Agreements and Individual Management Agreements remain unchanged.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Fifth Master Management Agreement and Property Management Agreement Amendment Agreement, dated as of November 29, 2013, by and among Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: December 2, 2013	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Master Management Agreement and Property Management Agreement Amendment Agreement, dated as of November 29, 2013, by and among Inland American Real Estate Trust, Inc. and Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC